Exhibit 99.1

Cardinal Financial Corporation Raymond James 31st Annual Institutional Investor Conference March 9, 2010

Forward-Looking Statements Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. For an explanation of the risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and other reports filed and furnished to the Securities and Exchange Commission. 2

Stock Profile – CFNL (NASDAQ) 3 Share Price (2/16/2010) $9.52 52 Week Range $4.98 - $9.60 Shares Outstanding 28.7 million Market Capitalization $274 million Average Daily Volume 119,397 Price (2/16/2010)/ Book (12/31/2009) 1.34x Price (2/16/2010)/ Tangible Book (12/31/2009) 1.46x

Investment Summary 4 • Well positioned for growth & opportunities Strong management team Franchise value in a premier market Resilient economy & job market Excellent credit quality Diversified loan portfolio • Attractive valuation Shareholder focused

Financial holding company founded in 1998: Total assets of $1.98 billion at December 31, 2009 Traded on the NASDAQ: CFNL Headquartered in Fairfax County, Virginia Serves the Washington Metropolitan region through its wholly-owned subsidiaries Raised $34 million common equity in May 2009 Company Profile 5

CFNL – (turnaround/current) 1998 - 2002 2003 - 2009 Net Income ($23.0 million) $41.5 million Total Assets* $486 million $1.98 billion Total Loans* $249 million $1.29 billion Total Deposits* $423 million $1.30 billion Banking Offices 8 25 Business Lines 2 5 Market Capitalization* $43.6 million $274 million Total Capital* $40.7 million $205 million Legal Lending Limit* $5.5 million $30 million *Period ending totals as of 12/31/02 and 12/31/09, respectively. 6

Management Team 7 Industry Experience Years In Market Bernard Clineburg Chairman & CEO 39 years 39 Chris Bergstrom EVP, CCO/CRO 28 years 21 Alice Frazier EVP, Office of the Chairman 22 years 19 Dennis Griffith EVP, Chief Lending Officer 36 years 36 Kevin Reynolds EVP, Director of Sales 28 years 28 Mark Wendel EVP, CFO 28 years 4

Greater Washington Region A Premier Banking Market 8

Greater Washington Region 9 Fourth largest economy in the US – Gross Regional Product equal to $454 billion 2nd largest employer of technology workers in US with 23% of all jobs in the professional and business sectors 1st in the US with highly educated workforce: 47% of the workforce has a bachelor’s degree or higher; 22% has advanced degree More than 50 colleges and universities Largest number of Inc. 500 companies for 12 consecutive years Top 20 venture capital firms have $17 billion under management in region Median household income of $83,200, nation’s wealthiest region Source: Greater Washington Initiative 2009 Annual Report

2009 Structure of the Greater Washington Economy 10 Source: GMU Center for Regional Analysis Federal 33.3% Federal 17.9% Procurement 15.4% Int'l 4.8% Hosp. 2.0% Assn. 2.2% Other 7.0% Local Business 38.9% Non-Local Business 11.8% Other: Health/Education, Media, Lobbyists

15 Largest Job Markets Ranked By Unemployment Rate 11 November 2009 % U.S. 9.4 Source: BLS, GMU Center for Regional Analysis Data not seasonally adjusted 6.1 0 3 6 9 12 15 18

Last Bank Standing? 12 Local Target Acquirer Assets (000s) Branches Year Chevy Chase Bank Capital One $16,022,456 250 2009 Provident M&T $6,568,546 63 2009 Wachovia Wells $760,558,000 152 2008 Mercantile / MD PNC $17,007,000 240 2007 James Monroe Bank Mercantile / MD $544,871 6 2006 Community Bank Mercantile / MD $879,919 14 2005 Riggs Bank PNC / PA $5,899,713 48 2005 Southern Financial Provident / MD $1,106,906 28 2004 Sequoia United / WV $523,800 12 2003 First Virginia BB&T / NC $11,227,587 364 2003 F&M / MD Mercantile / MD $2,094,986 49 2003 F&M / VA BB&T / NC $3,568,780 163 2001 Crestar SunTrust / GA $26,161,173 396 1998 Franklin National BB&T / NC $507,079 9 1998 George Mason United / WV $963,293 22 1998 Central Fidelity Wachovia / NC $10,569,656 244 1998 Signet Bank Wachovia / NC $11,852,901 230 1997 Total Consolidation $876,056,666 2,290

Targeted Markets We Serve 13 County Median Household Income 20091 Projected Population Increase 2009-20141 Total Population 20091(Actual) Current Cardinal Branches Fairfax $109,067 4.4% 1,029,078 12 Loudoun $115,732 22.8% 297,849 4 Prince William $86,822 12.2% 384,215 3 Arlington $85,459 4.3% 205,815 3* Alexandria $75,322 4.0% 139,993 1 Montgomery, MD $90,969 3.3% 952,866 1 Washington, DC $51,491 1.7% 590,484 1 Stafford/Fredericksburg $88,190 8.1% 149,283 1 Source: 1SNL Financial * Third branch to open in Spring 2010

Banking & Mortgage Centers 14

Financial Overview 15

Highlights 16 12/31/08 12/31/09 % Change Net Income $ 286K $10.3 million 3,510% EPS, diluted $0.01 $0.37 3,136% Assets $1.74 billion $1.98 billion 13% Loans $1.14 billion $1.29 billion 14% Deposits $1.18 billion $1.30 billion 10%

Quality Annual Growth 17 *From 12/31/03 through 12/31//2009 $2,000 $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 2003 2004 2005 2006 2007 2008 2009 Loans Deposits Total Assets

1 Year Asset Growth Comparison 18 Source: SNL Financial – complete listing of peer groups in appendix 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% CFNL VA/MD/DC Nationwide 13.3% 8.8% 2.8%

1 Year Loan Growth Total Loans 19 Source: SNL Financial – complete listing of peer groups in appendix 16.0% 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% -2.0% -4.0% -6.0% 13.5% 1.9% -4.5% CFNL VA/MD/DC Nationwide

Target Loan Portfolio Mix 20 Commercial RE 46% Residential Mortgage / Home Equity / Consumer 25% Gov't Contracting 3% C&I 10% Construction 15% Current December 31, 2009 Commercial RE 33% Residential Mortgage / Home Equity / Consumer 34% Gov't Contracting 3% C&I 20% Construction 10% Target

Commercial Real Estate Portfolio 21 December 31, 2009 Owner Occupied 26% Non Owner Occupied 50% Commercial ADC 14% Residential ADC 10% Occupancy

Commercial Real Estate Portfolio 22 December 31, 2009 Office 34% Retail 13% Multifamily 5% Warehouse/ Industrial 8% Residential ADC 10% Special Purpose 30% Property Type

Commercial Real Estate Portfolio 23 December 31, 2009 Recreational 33% School 13% Other 17% Hotel/Nursing Home 9% Church 17% Funeral Home 4% Miscellaneous Auto 9% Special Purpose

Exceptional Credit Quality 24 Loan loss reserves of 1.44% Less than 2% of the loan portfolio is unsecured ALL to Non Current Loans 2,678% at 12/31/09 0.00% 0.25% 0.50% 0.75% 1.00% 2002 2003 2004 2005 2006 2007 2008 2009 0.50% 0.02% 0.22% 0.39% 0.11% 0.05% Net Charge-offs/Loans Non-current Loans/Loans

Non-Performing Assets + 90PD/Assets 25 Source: SNL Financial – complete listing of peer groups in appendix 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00% 2007 2008 2009 3.85% 2.01% 0.30%

Credit Quality Ranking December 31, 2009 26 Source: SNL Financial – Publicly Traded Banks & Thrifts between $1-$15 billion Total Assets NPAs+90 Days PD/Assets First of Long Island Corporation Glen Head, NY $ 1,675,169 0.04% Territorial Bancorp Inc. Honolulu, HI $ 1,389,612 0.11% Cambridge Bancorp Cambridge, MA $ 1,018,949 0.18% Prosperity Bancshares, Inc. Houston, TX $ 8,850,400 0.18% Arrow Financial Corporation Glen Falls, NY $ 1,841,627 0.26% Cardinal Financial Corporation McLean, VA $ 1,976,185 0.30% UMB Financial Corporation Kansas City, MO $ 11,663,355 0.32% Dime Community Bancshares, Inc. Brooklyn, NY $ 3,952,274 0.35% Community Bank System, Inc. De Witt, NY $ 5,402,813 0.35% Financial Institutions, Inc. Warsaw, NY $ 2,062,389 0.51%

1 – Year Growth Total Deposits 27 Source: SNL Data – complete listing of peer groups in appendix 14.0% 12.0% 10.00% 8.0% 6.0% 4.0% 2.0% 0.0% 9.9% 11.6% 4.6% CFNL VA/MD/DC Nationwide

Historical Deposit Mix 28 0% 10% 20% 30% 40% 50% 60% 2005 2006 2007 2008 2009 59% 46% 42% 51% 50% 22% 32% 36% 26% 27% 8% 11% 11% 11% 10% 11% 11% 11% 12% 13% CDs MM/Savings NOW DDA

Cardinal is Well Capitalized 29 Average Tang. Equity/Tang. Assets - Banks $1.75-2 Billion in assets as of 12/31/09. Source: SNL Financial 0.00% 5.00% 10.00% 15.00% Tang. Equity/Tang. Assets Leverage Tier 1 Risk-Based Total Risk-Based 6.30% 5% 6% 10% 9.54% 11.03% 12.97% 14.15% Well Capitalized Regulatory Requirements Capital Ratios as of December 31, 2009

Net Interest Margin 30 3.50% 3.25% 3.00% 2.75% 2.50% 2.62% 2.61% 2.84% 2.97% 3.32% 4Q2008 1Q2009 2Q2009 3Q2009 4Q2009

Non-Interest Revenue December 31, 2009 31 Mortgage Banking 61% Trust & Invest. 16% Loan Fees 11% Other Service 4% Deposit Svc fees 8%

Strategic Priorities 32

Growth Strategy Capitalize on current market conditions Penetrate our existing markets and further improve our branch positioning Capitalize on continued bank consolidation Expand our lending activities Continue to recruit experienced bankers 33

Future Branch Expansion 34

Acquisition Strategy 35 Banking Highly disciplined approach Focus on Virginia population centers High value institutions Strong local market leadership Failed Financial Institutions Non-Banking Focus on complementary product line offerings Asset managers Insurance agency Real estate brokerage

Stock Valuation 36

VA/MD Bank Holding Companies 37 One Year Stock Price Performance Note: Market data as of 2/11/ 2010 Source: SNL Financial

Cardinal Financial Corporation Raymond James 31st Annual Institutional Investors Conference March 9, 2010

Virginia/Maryland/DC Peers Banks with Assets between $750m and $4 billion 39 Assets American National Bankshares Inc. VA 808,973 Burke & Herbert Bank & Trust Company VA 2,012,577 C&F Financial Corporation VA 888,430 Carter Bank & Trust VA 3,388,923 Eagle Bancorp, Inc. MD 1,805,504 Eastern Virginia Bankshares, Inc. VA 1,127,651 First Community Bancshares, Inc. VA 2,274,878 First Mariner Bancorp MD 1,384,552 Middleburg Financial Corporation VA 976,373 National Bankshares, Inc. VA 982,367 Old Point Financial Corporation VA 921,422 Sandy Spring Bancorp, Inc. MD 3,630,478 Shore Bancshares, Inc. MD 1,156,516 StellarOne Corporation VA 3,033,101 TowneBank VA 3,606,451 Union First Market Bankshares Corporation VA 2,587,272 Virginia Commerce Bancorp, Inc. VA 2,725,297 Source: SNL Financial

Nationwide Banks Assets between $1.75 and $2.0 billion 40 Assets Arrow Financial Corporation NY 1,841,627 BancTrust Financial Group, Inc. AL 1,946,719 Burke & Herbert Bank & Trust Company VA 2,012,577 Cadence Financial Corporation MS 1,844,455 CenterState Banks, Inc. FL 1,751,299 Eagle Bancorp, Inc. MD 1,805,504 Fidelity Southern Corporation GA 1,851,520 Macatawa Bank Corporation MI 1,830,172 Mercantile Bank Corporation MI 1,916,208 NewBridge Bancorp NC 1,946,526 Porter Bancorp, Inc. KY 1,835,090 QCR Holdings, Inc. IL 1,779,646 S.Y. Bancorp, Inc. KY 1,795,604 Source: SNL Financial